                                                                     EXHIBIT (C)


                      MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                         Series 1993-3 Monthly Statement
                      Class A Certificate CUSIP #25466KAC3
                      Class B Certificate CUSIP #25466KAD1


Trust Distribution Date: April 15, 1998      Due Period Ending:  March 31, 1998

Pursuant to the Series Supplement dated as of November 23, 1993 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and U.S. Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:

1.   Payments for the benefit of Series Investors this Due
     Period (per $1000 of Class Initial Investor Interest)

          Series  1993-3                                                       Total                Interest          Principal
             Class A      30 days at 6.200000000%                       $5.166666667            $5.166666667       $0.000000000

             Class B      30 days at 6.450000000%                       $5.375000000            $5.375000000       $0.000000000

2.   Principal Receivables at the end of the Due Period

      (a) Aggregate Investor Interest                                                                        $16,936,325,676.00
          Seller Interest                                                                                     $2,389,177,999.72

          Total Master Trust                                                                                 $19,325,503,675.72


      (b) Group One Investor Interest                                                                        $14,386,325,676.00

      (c) Group Two Investor Interest                                                                         $2,550,000,000.00

      (d) Series 1993-3 Investor Interest                                                                       $366,493,000.00

      (e) Class A Investor Interest                                                                             $350,000,000.00

          Class B Investor Interest                                                                              $16,493,000.00

3.   Allocation of Receivables Collected During the Due
     Period

                                                                      Finance Charge               Principal             Yield
                                                                         Collections             Collections        Collections

      (a) Allocation of Collections between Investor and
          Seller

          Aggregate Investor Allocation                              $277,319,470.48       $2,348,983,679.25              $0.00

          Seller                                                      $45,107,538.56         $382,075,126.99              $0.00

      (b) Group One Allocation                                       $235,565,172.82       $1,995,311,563.84              $0.00

      (c) Group Two Allocation                                        $41,754,297.66         $353,672,115.41              $0.00

      (d) Series 1993-3 Allocations                                    $5,997,142.37          $50,797,693.79              $0.00

      (e) Class A Allocations                                          $5,739,200.76          $48,612,846.75              $0.00

          Class B Allocations                                            $257,941.61           $2,184,847.04              $0.00

4.   Information Concerning the Series
     Principal Funding Accounts ("SPFA")

                                                   Deposits
                                                   into the
                                                 SPFAs This                     SPFA         Deposit Deficit         Investment
                                                 Due Period                  Balance                  Amount             Income

          Series 1993-3                               $0.00                    $0.00                    0.00              $0.00

5.   Information Concerning Amount of
     Controlled Liquidation Payments

                                                                                                                 Total Payments
                                                                         Amount Paid          Deficit Amount       Through This
                                                                     This Due Period         This Due Period         Due Period

          Series 1993-3                                                        $0.00                   $0.00              $0.00

6.   Information Concerning the Series
     Interest Funding Accounts ("SIFA")

                                                                                           Deposits Into the
                                                                                                  SIFAs This
                                                                                                  Due Period       SIFA Balance

          Series 1993-3                                                                        $1,896,983.21      $9,484,916.05

7.   Pool Factors

                                                                                                                This Due Period

          Class A                                                                                                    1.00000000

          Class B                                                                                                    1.00000000

8.   Investor Charged-Off Amount

                                                                                                                     Cumulative
                                                                                                               Investor Charged-Off
                                                                                             This Due Period             Amount

      (a) Group One                                                                           $92,397,088.58              $0.00

      (b) Group Two                                                                           $16,377,529.39              $0.00

      (c) Series 1993-3                                                                        $2,352,293.80              $0.00

      (d) Class A                                                                              $2,251,119.87              $0.00

          Class B                                                                                 $101,173.93             $0.00

9.   Investor Losses This Due Period

                                                                                                                  Per $1,000 of
                                                                                                              Original Invested
                                                                                                       Total          Principal

      (a) Group One                                                                                    $0.00              $0.00

      (b) Group Two                                                                                    $0.00              $0.00

      (c) Series 1993-3                                                                                $0.00              $0.00

      (d) Class A                                                                                      $0.00              $0.00

          Class B                                                                                      $0.00              $0.00

10.  Reimbursement of Investor Losses This
     Due Period
                                                                                                                    Per $1,000 of
                                                                                                    Original           Invested
                                                                                                       Total          Principal

      (a) Group One                                                                                    $0.00              $0.00

      (b) Group Two                                                                                    $0.00              $0.00

      (c) Series 1993-3                                                                                $0.00              $0.00

      (d) Class A                                                                                      $0.00              $0.00

          Class B                                                                                      $0.00              $0.00

11.  Aggregate Amount of Unreimbursed Investor
     Losses
                                                                                                                     Per $1,000 of
                                                                                                                  Original Invested
                                                                                                       Total           Principal

      (a) Group One                                                                                    $0.00              $0.00

      (b) Group Two                                                                                    $0.00              $0.00

      (c) Series 1993-3                                                                                $0.00              $0.00

      (d) Class A                                                                                      $0.00              $0.00

          Class B                                                                                      $0.00              $0.00

12.  Investor Monthly Servicing Fee Payable
     at the end of the Due Period

      (a) Group One                                                                                              $23,977,209.44

      (b) Group Two                                                                                               $4,250,000.00

      (c) Series 1993-3                                                                                             $610,821.66

      (d) Class A                                                                                                   $583,333.33

          Class B                                                                                                    $27,488.33

13. Class Available Subordinated Amount at the end of the Due Period

                                                                                                                   As a Percentage
                                                                                                                     of Class A
                                                                                                       Total       Invested Amount

          Series 1993-3 Class B                                                               $23,822,045.00             6.8063%

14.  Total Available Credit Enhancement Amounts

                                                                                               Shared Amount     Class B Amount

          Maximum Amount                                                                       $9,162,325.00      $5,497,395.00

          Available Amount                                                                     $9,162,325.00      $5,497,395.00

          Amount of Drawings on Credit Enhancement
           for this Due Period                                                                         $0.00              $0.00

15.  Delinquency Summary

     End of Due Period Master Trust Receivables Outstanding                                                  $19,619,869,946.98

                                                                                                                  Percentage of
                                                                                                  Delinquent             Ending
                                                                                                      Amount        Receivables
          Payment Status                                                                      Ending Balance        Outstanding

          30-59 days                                                                         $419,913,275.47               2.14%

          60-179 days                                                                        $911,502,585.27               4.65%


                         U.S. BANK NATIONAL ASSOCIATION
                             as Trustee


                         BY: ____________________________
                         Vice President

                     MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                         Series 1993-3 Monthly Statement

                                   CREDIT CARD
                            PASS-THROUGH CERTIFICATES

     The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the "Pooling & Servicing Agreement") and the Series Supplement, dated as of November 23, 1993 (the "Series Supplement") by and between Greenwood and U.S. Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1993-3 Master Trust Certificates for the Distribution Date occurring on April 15, 1998:

     1.   Greenwood is Master Servicer under the Pooling and Servicing
          Agreement.

     2.   The undersigned is a Servicing Officer of Greenwood as Master
          Servicer.

     3.   The aggregate amount of Collections processed during the related Due
          Period is equal to                                                                                  $3,053,485,815.26

     4.   The aggregate amount of Class A Principal Collections processed during
          the related Due Period is equal to                                                                     $48,612,846.75

     5.   The aggregate amount of Class A Finance Charge Collections processed
          during the related Due Period is equal to                                                               $5,739,200.76

     6a.  The aggregate amount of Class A Principal Collections recharacterized as Series Yield Collections during the related Due
          Period is equal to                                                                                              $0.00

     6b.  The aggregate amount of Class A Additional Funds for this
          Distribution date is equal to                                                                                   $0.00

     7. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

          (a)  with respect to the Class A Required Amount Shortfall is equal to                                          $0.00

          (b)  with respect to the Class A Cumulative Investor Charged-Off Amount is equal to                             $0.00

          (c)  with respect to the Class A Investor Interest is equal to                                                  $0.00

     8.   The sum of all amounts payable to the Class A Certificateholders on
          the current Distribution Date is equal to                                                                       $0.00

     9.   The aggregate amount of Class B Principal Collections processed during
          the related Due Period is equal to                                                                      $2,184,847.04

     10.  The aggregate amount of Class B Finance Charge Collections processed
          during the related Due Period is equal to                                                                 $257,941.61

     11a. The aggregate amount of Class B Principal Collections recharacterized as Series Yield Collections during the related Due Period is equal
          to                                                                                                              $0.00

     11b. The aggregate amount of Class B Additional Funds for this Distribution
          date is equal to                                                                                                $0.00

     12. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

          (a)  with respect to the Class B Required Amount Shortfall is equal to                                          $0.00

          (b)  with respect to the Class B Cumulative Investor Charged-Off Amount is equal to                             $0.00

          (c)  with respect to the Class B Investor Interest is equal to                                                  $0.00

     13.  The sum of all amounts payable to the Class B Certificateholders on
          the current Distribution Date is equal to                                                                       $0.00

     14. Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to Section 16 of the Series Supplement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 15th day of April, 1998.



                                         GREENWOOD TRUST COMPANY
                                             as Master Servicer

                                         By:_________________________
                                         Vice President, Director of Accounting,
                                         and Treasurer